                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2001



                         Global TeleSystems Europe B.V.
             (Exact name of Registrant as specified in its charter)


  Netherlands                                                       None
  ------------                  -----------                   -----------------
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                              Terhulpsesteenweg 6A
                                 1560 Hoeilaart
                                    Belgium
          (Address of principal executive offices, including zip code)


                                 (322) 658-5200
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         As previously announced, on June 6, 2001, senior management of Global TeleSystems, Inc. ("GTS"), parent of Global TeleSystems Europe B.V. ("GTS Europe"), held an initial telephonic meeting with all interested holders of GTS's and GTS Europe BV's public debt securities and GTS's convertible preferred stock. During this meeting, GTS's senior management invited GTS and GTS Europe BV securityholders to form two committees and engage professional advisors with a view to commencing discussions with GTS and GTS Europe BV and their financial advisors, Houlihan Lokey Howard & Zurkin, to develop a consensual financial restructuring plan that maximizes value for all stakeholders.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Global TeleSystems Europe B.V. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL TELESYSTEMS EUROPE B.V.


Date:    June 8, 2001                  By:  /s/ Grier C. Raclin
                                            -------------------
                                       Name:  Grier C. Raclin
                                       Title: Member, Supervisory Board